VAN KAMPEN LIFE INVESTMENT TRUST,
on behalf of its Portfolio,
Van Kampen Enterprise Portfolio

Supplement dated November 21, 2008
to the
Class I Shares Prospectus
dated April 30, 2008
and
Class II Shares Prospectus
dated April 30, 2008,
each as previously supplemented on May 21, 2008

The Prospectuses are hereby supplemented as follows:

The first three paragraphs of the sub-section entitled “Investment Advisory Services — Portfolio management” are hereby deleted in their entirety and replaced with the following:

Portfolio management.  The Portfolio is managed by members of the Adviser’s Systematic Strategies team. The Systematic Strategies team consists of portfolio managers, analysts and traders. The current member of the team primarily responsible for the day-to-day management of the Portfolio is Hooman Yaghoobi, an Executive Director of the Adviser. Mr. Yahoobi has been associated with the Adviser in an investment management capacity since 1995 and began managing the Portfolio in November 2004. Mr. Yaghoobi is responsible for the execution of the overall strategy of the Portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
LITSPTENT2 11/08

VAN KAMPEN LIFE INVESTMENT TRUST

Supplement dated November 21, 2008
to the
Statement of Additional Information
dated April 30, 2008,
as previously supplemented on June 10, 2008 and May 21, 2008

The Statement of Additional Information is hereby supplemented as follows:

(1) In the section entitled “Portfolio Management — Other Accounts Managed by the Portfolio Managers — With respect to the Enterprise Portfolio as of December 31, 2007,” the first paragraph is hereby deleted in its entirety.

(2) The section entitled “Fund Management — Securities Ownership of Portfolio Managers — Enterprise Portfolio,” is hereby deleted in its entirety and replaced with the following:

Hooman Yaghoobi -	None (1)

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
LITENTSPTSAI2 11/08